COMMON STOCK                                                     COMMON STOCK
$.01 PAR VALUE                                                  $.01 PAR VALUE

                                                                   SHARES

NUMBER     INCORPORATED UNDER THE LAWS                        SEE REVERSE FOR
$          OF THE STATE OF ARIZONA                          CERTAIN DEFINITIONS

                                   [LOGO]

                                 SIMULA, INC.


THIS CERTIFIES THAT                             CUSIP 829206 10 1


IS THE RECORD HOLDER OF

            FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK OF


Simula, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

             Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:

/s/ Bradley Forst                           /s/ Donald Townsend
-----------------------                     ---------------------------
SECRETARY                                   PRESIDENT


                               [CORPORATE SEAL]

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(NEW YORK, NEW YORK)
TRANSFER AGENT AND REGISTRAR,

BY
AUTHORIZED SIGNATURE.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common             UNIF GIFT MIN ACT-- _______ Custodian _______
TEN ENT--as tenants by the entireties                         (Cust)           (Minor)
JT TEN --as joint tenants with right                          under Uniform Gifts to Minors
         of survivorship and not as                           Act _________________________
         tenants in common                                                  (State)
                                           UNIF TRF MIN ACT-- _______ Custodian (until age ___)
                                                               (Cust)
                                                              ________ under Uniform Transfers
                                                               (Minor)
                                                              to Minors Act__________________
                                                                                (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
------------------------------------

------------------------------------
_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
_______________________________________________________________________________
_______________________________________________________________________________
________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________
                                  X ___________________________________________
                                  X ___________________________________________
                                  NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                          MUST CORRESPOND WITH THE NAME(S) AS
                                          WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE IN EVERY PARTICULAR,
                                          WITHOUT ALTERATION OR ENLARGEMENT
                                          OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed
By ______________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.